FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

SEMI-ANNUAL REPORT
JUNE 30, 2019
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

Letter to Shareholders

Dear Fellow Shareholders,
The stock market moved higher in the first half of 2019 despite a number of economic and geopolitical headwinds. There were signs of slowing in manufacturing both domestically and globally, but overall the U.S. economy remained relatively strong with unemployment at historic lows and inflation under control. The S&P 500 was up 18.5% year-to-date, its strongest first-half return since 1997. We were pleased that our Fund's 19.9% return outperformed the S&P by 1.4%, driven primarily by strong stock selection across several sectors.
The stock market built on its first quarter strength throughout the month of April.
“We were pleased that our Fund outperformed the S&P by 1.4%, driven primarily by strong stock selection across several sectors.”

Investors remained hopeful that a global trade deal between the U.S. and China could be reached, creating a foundation for stronger global economic growth. In May, the optimism faded as trade negotiations broke down and the U.S. threatened to raise tariffs to 25% on $300 billion of Chinese imports. The trade issues with China and their impact on global growth, combined with escalating tensions in the Middle East, began to take their toll on the stock market. The S&P 500 fell 6.4% in May, the first monthly decline of 2019. The trend reversed in June after the Federal Reserve reassured the market that it would be accommodative in the face of slowing economic growth. With this change in tone, investors began to focus on how many times the Fed might cut rates before the end of the year.
For the first half of 2019, the stock market's move higher was broad-based, with all sectors in the S&P 500 posting positive returns. For our Fund, all sectors also generated positive returns with the strongest contributors to our outperformance coming from Technology, Health Care, and Consumer Staples.
The Technology sector was a standout for our Fund, increasing 28.0%. Enterprise spending on cloud computing continues to drive sales at Microsoft and Adobe Systems, which are up 32.9% and 30.2% year to date, respectively. Another key trend is the migration from cash to plastic driven by e-commerce growth. Our portfolio holdings in Visa and Mastercard, the two largest payment processing companies, have been the biggest beneficiaries of this trend and are well positioned to continue to generate strong returns. While the FAANG names (Facebook, Amazon, Apple, Netflix, and Google) continue to contribute to our returns, we have reduced our aggregate holdings of these stocks relative to two years ago.

Letter to Shareholders (continued)

The Consumer Staples sector performed particularly well in the first half of the year, increasing 21.2%, as investors shifted into more defensive sectors. Our holdings in Costco Wholesale and Mondelez International were standouts, increasing 30.4% and 36.0%, respectively. Costco, which operates membership warehouses, has proven to be relatively immune to the "Amazon effect," and continues to generate consistently strong top- and bottom-line results. Mondelez, which manufactures and sells snack foods and beverages, has a new Chief Executive Officer who is executing on his plans to generate organic revenue growth and expand margins. We like that the company is focused on the growing snack food category, as well as its exposure to emerging markets which accounts for approximately 40% of sales.
Although the Materials sector is a small component of our portfolio, it had an outsized contribution to our returns. For the first half of the year, Materials increased 20.1%. We benefited from owning the two best performing Materials stocks, Ball Corporation and Air Products and Chemicals, which increased 52.9% and 43.0%, respectively. Since adding Ball to our portfolio last fall, the aluminum can manufacturer has shown accelerating growth in response to changing consumer preferences away from plastic. Air Products is a high-quality industrial gas company that is benefitting from an improved industry structure, which has led to a better pricing environment.
While the Financials sector generated strong returns in the second quarter, increasing 8.5%, it underperformed for the first six months of 2019. Our performance was negatively impacted by our position in Berkshire Hathaway. The company’s large stake (approximately 30%) of Kraft Heinz, which posted disappointing earnings and announced an SEC investigation, caused the stock to decline. We reduced our holdings in Berkshire and used the proceeds to build a position in T. Rowe Price, an investment management firm. The company’s best-in-class mutual fund performance, combined with a new Chief Financial Officer who brings a focus on improving financial discipline within the organization, should enable the company to outperform its peers.
For the six months ended June 30, 2019, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 19.9%. This compares to an 18.5% total return for the S&P 500 and a 17.7% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 23.3%.
For the twelve months ended June 30, 2019, the Fund’s total return on NAV was 13.7%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 10.4% and 9.3%, respectively. The Fund’s total return on market price was 15.0%.

Letter to Shareholders (continued)

During the first half of this year, the Fund paid distributions to shareholders in the amount of $10.6 million, or $.10 per share, consisting of $.02 net investment income and $.02 long-term capital gain, realized in 2018, and $.06 of net investment income realized in 2019, all taxable in 2019. On July 18, 2019, an additional net investment income dividend of  $.05 per share was declared for payment on August 30, 2019. These constitute the first three payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 494,365 shares of its Common Stock during the past six months. The shares were repurchased at an average price of $14.64 and a weighted average discount to NAV of 13.7%, resulting in a $0.01 increase to NAV per share.
As we enter the 10th year of the economic expansion, the longest business cycle on record, we remain constructive in our outlook on the market. While the economy is showing some signs of slowing, the consumer does not appear to be. Given strong consumer spending, which accounts for two-thirds of Gross Domestic Product (GDP), we do not expect to see a meaningful slowdown. However, we are aware of the negative impact ongoing trade disputes and escalating global tensions might have on the market.
We appreciate your trust in us and do not take it for granted. We intend to keep earning it by maintaining our focus on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
July 18, 2019

Portfolio Highlights

June 30, 2019
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$105,815,004	5.6%
Amazon.com, Inc.	78,206,919	4.2
Apple Inc.	57,852,016	3.1
Visa Inc. Class A	52,307,970	2.8
Alphabet Inc. Class A & Class C	41,771,669	2.2
Bank of America Corp.	38,439,500	2.1
Mastercard Incorporated Class A	36,796,123	2.0
Adams Natural Resources Fund, Inc.*	36,169,242	1.9
Honeywell International Inc.	35,441,770	1.9
Merck & Co., Inc.	34,269,495	1.8
	$517,069,708	27.6%
*
Non-controlled affiliated closed-end fund

Sector Weightings

25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2019
(unaudited)
Assets
Investments* at value:
Common stocks:
Unaffiliated issuers (cost $1,185,365,007)	$1,831,251,007
Non-controlled affiliate (cost $33,970,033)	36,169,242
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $6,562,399)	6,563,279	$1,874,449,528
Cash		233,347
Investment securities sold		9,249,301
Dividends receivable		1,864,473
Prepaid expenses and other assets		1,792,572
Total Assets		1,887,589,221

Liabilities
Investment securities purchased		9,309,508
Fund shares purchased		1,547
Net unrealized loss on open total return swap agreements		254,084
Due to officers and directors (note 8)		1,341,262
Accrued expenses and other liabilities		1,992,602
Total Liabilities		12,899,003
Net Assets		$1,874,690,218

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 105,711,570 shares (includes 56,677 deferred stock units) (note 7)		$105,712
Additional capital surplus		1,183,204,786
Total distributable earnings (loss)		691,379,720
Net Assets Applicable to Common Stock		$1,874,690,218
Net Asset Value Per Share of Common Stock		$17.73
*
See Schedule of Investments beginning on page 17.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2019
(unaudited)
Investment Income
Income:
Dividends (includes $437,355 from affiliates and net of $23,684 in foreign taxes)	$15,465,913
Other income	129,506
Total Income	15,595,419
Expenses:
Investment research compensation and benefits	2,979,361
Administration and operations compensation and benefits	1,211,034
Occupancy and other office expenses	350,905
Investment data services	278,422
Directors' compensation	242,000
Shareholder reports and communications	161,698
Transfer agent, custody, and listing fees	176,186
Accounting, recordkeeping, and other professional fees	150,675
Insurance	70,546
Audit and tax services	58,680
Legal services	20,703
Total Expenses	5,700,210
Net Investment Income	9,895,209

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	40,778,244
Net realized gain (loss) on total return swap agreements	1,802,266
Change in unrealized appreciation on investments (includes $4,206,945 from affiliates)	259,417,516
Change in unrealized appreciation on total return swap agreements	(254,084)
Net Gain (Loss)	301,743,942
Change in Net Assets from Operations	$311,639,151
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2019	Year Ended December 31, 2018
From Operations:
Net investment income	$9,895,209	$20,641,002
Net realized gain (loss)	42,580,510	182,122,332
Change in unrealized appreciation	259,163,432	(264,433,237)
Change in Net Assets from Operations	311,639,151	(61,669,903)

Distributions to Shareholders from:
Total distributable earnings	(10,604,201)	(201,625,291)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	4,370	74,393,795
Cost of shares purchased (note 5)	(7,238,343)	(15,775,036)
Deferred compensation (notes 5, 7)	—	(206,214)
Change in Net Assets from Capital Share Transactions	(7,233,973)	58,412,545
Total Change in Net Assets	293,800,977	(204,882,649)

Net Assets:
Beginning of period	1,580,889,241	1,785,771,890
End of period	$1,874,690,218	$1,580,889,241
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 7.4% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During the six months ended June 30, 2019, the Fund received dividends of  $437,355 from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of  $4,307,945. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA provides advisory services to an external party and earns advisory fee revenue based on assets under management. AFA’s profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. At June 30, 2019, AFA had assets under management of $16.9 million, entirely attributed to one client that transferred all of its assets from AFA in July 2019. Failure to develop new relationships will impact AFA’s ability to generate revenue. While unlikely, to the extent that AFA’s operating costs exceed its revenue earned and assets held, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored to ensure that it

Notes to Financial Statements (continued)

does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company. During the six months ended June 30, 2019, the Fund recognized a change in unrealized appreciation on its investment in AFA of  $(101,000).
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly.
For the six months ended June 30, 2019, shared expenses of  $2,247,566 and $116,510 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2019.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not

Notes to Financial Statements (continued)

available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings, EV/EBITDA, and price-to-book value to estimate fair value. Significant increases (decreases) in any of these inputs in isolation would have resulted in a significantly higher (lower) fair value measurement. The Committee also considers discounts for illiquid investments, such as AFA. Significant increases (decreases) in this input would have resulted in a significantly lower (higher) fair value measurement. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2019, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,867,420,249	$—	$—	$1,867,420,249
Other investments	—	—	466,000	466,000
Short-term investments	6,563,279	—	—	6,563,279
Total investments	$1,873,983,528	$—	$466,000	$1,874,449,528
Liabilities:
Total return swap agreements*	$—	$(254,084)	$—	$(254,084)
* Unrealized appreciation (depreciation)
The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2018				$567,000
Purchases				—
Change in unrealized appreciation on investments				(101,000)
Balance at June 30, 2019				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2019, the identified cost of securities for federal income tax purposes was $1,226,381,854 and net unrealized appreciation aggregated $647,813,590, consisting of gross unrealized appreciation of $660,595,290 and gross unrealized depreciation of $12,781,700.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax

Notes to Financial Statements (continued)

regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2019 were $475,402,627 and $470,490,785, respectively.
4. DERIVATIVES
During the six months ended June 30, 2019, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. During the six months ended June 30, 2019, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $25,536,963 and $(25,183,371), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund

Notes to Financial Statements (continued)

and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2019, securities, as denoted in the Schedule of Investments, with a value of  $301,250 were pledged by the Fund and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2019, the Fund issued 302 shares of its Common Stock at a weighted average price of $14.43 per share as dividend equivalents to holders of restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 26, 2018, the Fund issued 5,493,076 shares of its Common Stock at a price of $13.52 per share (the average market price on December 12, 2018) to shareholders of record on November 26, 2018, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2018, the Fund issued 9,189 shares of its Common Stock at a weighted average price of $13.86 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Transactions in its Common Stock for 2019 and 2018 were as follows:
	Shares		Amount
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Shares issued in payment of distributions	302	5,502,265	$4,370	$74,393,795
Shares purchased (at a weighted average discount from net asset value of 13.7% and 14.2%, respectively)	(494,365)	(1,018,156)	(7,238,343)	(15,775,036)
Net activity under the 2005 Equity Incentive Compensation Plan	—	(14,133)	—	(206,214)
Net change	(494,063)	4,469,976	$(7,233,973)	$58,412,545
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2019, the Fund recorded matching contributions of  $275,633 and a liability, representing the 2019 discretionary contribution, of  $132,251.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015.

Notes to Financial Statements (continued)

Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2019.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2019 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2018	56,375	$12.46
Reinvested dividend equivalents	302	14.43
Issued	—	—
Balance at June 30, 2019	56,677	$12.47
At June 30, 2019, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2019 was $0.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2019 to officers and directors amounted to $4,356,843, of which $242,000 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2019, $1,341,262 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2019, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements (continued)

10. COMMITMENTS
The Fund and its affiliates have entered into non-cancellable contractual agreements for office space and equipment, expiring at various dates through the year 2026. The Fund's estimated portion of its future obligations under such agreements are as follows:
Remainder of 2019	$158,722
2020	386,551
2021	390,651
2022	389,755
2023	398,805
Thereafter	934,534
Total	$2,659,018

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2019	June 30, 2018	Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$14.89	$17.55	$17.55	$15.22	$15.04	$15.87	$15.09
Net investment income	0.09	0.09	0.20	0.22	0.19	0.13	0.20
Net realized gain (loss) and change in unrealized appreciation	2.84	0.35	(0.87)	3.55	1.03	—	1.83
Change in accumulated other comprehensive income	—	—	—	—	—	0.02	(0.01)
Total from operations	2.93	0.44	(0.67)	3.77	1.22	0.15	2.02
Less distributions from:
Net investment income	(0.08)	(0.09)	(0.21)	(0.22)	(0.18)	(0.14)	(0.20)
Net realized gain	(0.02)	(0.01)	(1.79)	(1.16)	(0.81)	(0.79)	(0.98)
Total distributions	(0.10)	(0.10)	(2.00)	(1.38)	(0.99)	(0.93)	(1.18)
Capital share repurchases (note 5)	0.01	0.02	0.03	0.03	0.02	0.02	0.02
Reinvestment of distributions	—	—	(0.02)	(0.09)	(0.07)	(0.07)	(0.08)
Total capital share transactions	0.01	0.02	0.01	(0.06)	(0.05)	(0.05)	(0.06)
Net asset value, end of period	$17.73	$17.91	$14.89	$17.55	$15.22	$15.04	$15.87
Market price, end of period	$15.45	$15.42	$12.62	$15.03	$12.71	$12.83	$13.68

Total Investment Return (a)
Based on market price	23.3%	3.3%	-3.6%	29.4%	6.9%	0.7%	13.7%
Based on net asset value	19.9%	2.7%	-2.6%	26.2%	9.2%	1.8%	14.3%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$1,875	$1,811	$1,581	$1,786	$1,513	$1,472	$1,528
Ratio of expenses to average net assets	0.61%	0.60%	0.56%	0.56%	0.64%	0.96% (c)	0.58%
Ratio of net investment income to average net assets	1.17%	1.07%	1.14%	1.30%	1.29%	0.79% (c)	1.29%
Portfolio turnover	53.7%	65.3%	58.4%	39.2%	32.0%	22.0%	26.6%
Number of shares outstanding at end of period (in 000’s)	105,712	101,105	106,206	101,736	99,437	97,914	96,287
(a)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

(c)
Ratio of expenses to average net assets was 0.67% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.08%.

Schedule of Investments

June 30, 2019
(unaudited)
	Shares	Value (a)
Common Stocks — 99.6%
Communication Services — 8.0%
Alphabet Inc. Class A (b)	27,400	$29,668,720
Alphabet Inc. Class C (b)	11,197	12,102,949
AT&T Inc.	853,282	28,593,480
Comcast Corporation Class A	668,200	28,251,496
Facebook, Inc. Class A (b)	91,100	17,582,300
Netflix, Inc. (b)	50,300	18,476,196
Verizon Communications Inc.	86,800	4,958,884
Walt Disney Company	68,800	9,607,232
		149,241,257
Consumer Discretionary — 10.4%
Advance Auto Parts, Inc.	70,000	10,789,800
Amazon.com, Inc. (b)	41,300	78,206,919
Chipotle Mexican Grill, Inc. (b)	21,600	15,830,208
Dollar General Corporation	137,237	18,548,953
Lowe's Companies, Inc.	152,800	15,419,048
NIKE, Inc. Class B	273,300	22,943,535
Tractor Supply Company	159,000	17,299,200
Ulta Beauty, Inc. (b)	46,400	16,095,696
		195,133,359
Consumer Staples — 7.2%
Coca-Cola Company	533,200	27,150,544
Costco Wholesale Corporation	70,300	18,577,478
Mondelez International, Inc. Class A	244,500	13,178,550
PepsiCo, Inc. (g)	118,700	15,565,131
Philip Morris International Inc.	197,000	15,470,410
Procter & Gamble Company	115,350	12,648,127
Unilever plc Sponsored ADR	193,400	11,984,998
Walmart Inc.	188,400	20,816,316
		135,391,554
Energy — 5.5%
Adams Natural Resources Fund, Inc. (c)	2,186,774	36,169,242
BP plc Sponsored ADR	80,800	3,369,360
Cheniere Energy, Inc. (b)	134,300	9,192,835
Chevron Corporation	61,400	7,640,616
Diamondback Energy, Inc.	74,200	8,085,574
EOG Resources, Inc.	87,200	8,123,552
Exxon Mobil Corporation (g)	168,400	12,904,492
Royal Dutch Shell plc Class B Sponsored ADR	54,900	3,609,126
Total S.A. Sponsored ADR	60,800	3,392,032
Valero Energy Corporation	111,900	9,579,759
		102,066,588

Schedule of Investments (continued)

June 30, 2019
(unaudited)
	Shares	Value (a)
Financials — 13.1%
Aflac Incorporated	278,400	$15,259,104
American Express Company	198,100	24,453,464
Bank of America Corp.	1,325,500	38,439,500
Berkshire Hathaway Inc. Class B (b)	60,900	12,982,053
Fifth Third Bancorp	606,100	16,910,190
Intercontinental Exchange, Inc.	279,000	23,977,260
JPMorgan Chase & Co.	298,200	33,338,760
Raymond James Financial, Inc.	153,600	12,986,880
T. Rowe Price Group	167,400	18,365,454
Travelers Companies, Inc.	134,400	20,095,488
U.S. Bancorp	483,000	25,309,200
Wells Fargo & Company	55,300	2,616,796
		244,734,149
Health Care — 13.8%
Abbott Laboratories	342,800	28,829,480
Agilent Technologies, Inc.	178,200	13,306,194
Alexion Pharmaceuticals, Inc. (b)	146,700	19,214,766
Edwards Lifesciences Corporation (b)	122,900	22,704,546
Health Care Select Sector SPDR Fund	145,400	13,469,856
Johnson & Johnson	204,900	28,538,472
Medtronic plc	222,700	21,688,753
Merck & Co., Inc.	408,700	34,269,495
Pfizer Inc.	211,940	9,181,241
Thermo Fisher Scientific Inc.	87,700	25,755,736
UnitedHealth Group Incorporated	108,800	26,548,288
Zoetis Inc. Class A	139,600	15,843,204
		259,350,031
Industrials — 9.4%
Boeing Company	52,200	19,001,322
Cintas Corporation	48,400	11,484,836
Delta Air Lines, Inc.	216,200	12,269,350
General Electric Company	246,500	2,588,250
Honeywell International Inc.	203,000	35,441,770
Kansas City Southern	109,400	13,327,108
Parker-Hannifin Corporation	101,300	17,222,013
Republic Services, Inc.	203,500	17,631,240
Union Pacific Corporation	148,300	25,079,013
United Technologies Corporation	169,300	22,042,860
		176,087,762

Schedule of Investments (continued)

June 30, 2019
(unaudited)
	Shares	Value (a)
Information Technology — 23.6%
Accenture plc Class A	126,600	$23,391,882
Adobe Inc. (b)	110,100	32,440,965
Apple Inc. (g)	292,300	57,852,016
Broadcom Inc.	61,600	17,732,176
Cisco Systems, Inc.	523,400	28,645,682
Fidelity National Information Services, Inc.	144,600	17,739,528
Lam Research Corporation	49,800	9,354,432
Mastercard Incorporated Class A	139,100	36,796,123
Microsoft Corporation	789,900	105,815,004
Oracle Corporation	122,200	6,961,734
Palo Alto Networks, Inc. (b)	71,400	14,548,464
salesforce.com, inc. (b)	139,800	21,211,854
Texas Instruments Incorporated	156,100	17,914,036
Visa Inc. Class A	301,400	52,307,970
		442,711,866
Materials — 2.2%
Air Products and Chemicals, Inc.	58,100	13,152,097
Ball Corporation	103,000	7,208,970
Corteva Inc	57,400	1,697,318
Dow, Inc.	57,400	2,830,394
DuPont de Nemours, Inc.	57,400	4,309,018
Sherwin-Williams Company	24,900	11,411,421
		40,609,218
Real Estate — 2.9%
American Tower Corporation	95,300	19,484,085
AvalonBay Communities, Inc.	79,200	16,091,856
Prologis, Inc.	242,500	19,424,250
		55,000,191
S&P 500 Index — 0.4%
SPDR S&P 500 ETF Trust	28,600	8,379,800

Utilities — 3.1%
Exelon Corporation	299,300	14,348,442
NextEra Energy, Inc.	99,000	20,281,140
Public Service Enterprise Group Incorporated	173,900	10,228,798
WEC Energy Group Inc.	166,200	13,856,094
		58,714,474
Total Common Stocks
(Cost $1,219,335,040)		1,867,420,249

Schedule of Investments (continued)

June 30, 2019
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		$466,000
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.39% (e)	4,399,320	4,401,079
Northern Institutional Treasury Portfolio, 2.25% (e)	2,162,200	2,162,200
Total Short-Term Investments
(Cost $6,562,399)		6,563,279
Total — 100.0%
(Cost $1,226,047,439)		1,874,449,528
Other Assets Less Liabilities — 0.0%		240,690
Net Assets — 100.0%		$1,874,690,218

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Intel Corporation (199,200 shares)	6/17/2020	$9,101,269	$400,352	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (120,500 shares)	6/17/2020	(9,076,831)	—	(338,135)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Palo Alto Networks, Inc. (47,000 shares)	7/22/2020	9,832,630	—	(264,704)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (126,900 shares)	7/22/2020	(9,881,170)	—	(51,597)
Gross unrealized gain (loss) on open total return swap agreements					$400,352	$(654,436)
Net unrealized loss on open total return swap agreements (f)					$(254,084)
(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley.

(g)
A portion of the position is pledged as collateral for open total return swap agreements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2019
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2019
Agilent Technologies, Inc.	$14,051,593		$13,306,194
American Express Company	21,860,402		24,453,464
Amgen Inc.	13,928,762	$13,006,626	—
AvalonBay Communities, Inc.	15,677,233		16,091,856
Boeing Company	7,551,275	24,262,601	19,001,322
Broadcom Inc.	17,105,543		17,732,176
Cheniere Energy, Inc.	9,036,214		9,192,835
Chevron Corporation	7,371,580		7,640,616
Coca-Cola Company	18,386,306		27,150,544
Comcast Corporation Class A	14,275,908		28,251,496
Fidelity National Information Services, Inc.	16,431,534		17,739,528
Fifth Third Bancorp	16,793,734		16,910,190
HD Supply Holdings, Inc.	13,491,215	12,763,251	—
Health Care Select Sector SPDR Fund	12,954,006		13,469,856
Johnson & Johnson	9,309,508		28,538,472
Kansas City Southern	12,926,567		13,327,108
Lam Research Corporation	8,956,904		9,354,432
MGM Resorts International	8,495,911	7,401,828	—
Mondelez International, Inc. Class A	2,265,182	10,521,417	13,178,550
Parker-Hannifin Corporation	15,856,418		17,222,013
Philip Morris International Inc.	11,503,136		15,470,410
Republic Services, Inc.	16,120,608		17,631,240
SPDR S&P 500 ETF Trust	49,959,474	42,494,372	8,379,800
T. Rowe Price Group	17,212,590		18,365,454
Texas Instruments Incorporated	16,313,465		17,914,036
Ulta Beauty, Inc.	13,114,051		16,095,696
Unilever plc Sponsored ADR	10,505,043		11,984,998
United Technologies Corporation	7,198,254	5,791,563	22,042,860
Valero Energy Corporation	9,209,864		9,579,759
Walmart Inc.	2,222,111	7,421,511	20,816,316
Zoetis Inc. Class A	14,031,914	1,007,004	15,843,204
Abbott Laboratories		6,432,584	28,829,480
Advance Auto Parts, Inc.		6,086,280	10,789,800
Alaska Air Group, Inc.		7,841,854	—
Alphabet Inc. Class C		14,156,047	12,102,949
Altria Group Inc		10,635,944	—
Berkshire Hathaway Inc. Class B		26,865,397	12,982,053
Biogen Inc.		15,376,865	—
Broadridge Financial Solutions, Inc.		12,617,851	—

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2019
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2019
Centene Corporation		$6,977,387	$—
Cigna Corporation		8,857,314	—
Constellation Brands, Inc. Class A		6,104,456	—
Emerson Electric Co.		15,880,737	—
Facebook, Inc. Class A		9,039,635	17,582,300
Marathon Petroleum Corporation		10,965,395	—
Netflix, Inc.		5,774,335	18,476,196
NVIDIA Corporation		9,706,022	—
Occidental Petroleum Corporation		10,759,647	—
Pfizer Inc.		14,005,462	9,181,241
Public Storage		13,434,833	—
Raymond James Financial, Inc.		6,879,419	12,986,880
Simon Property Group, Inc.		15,142,751	—
Southwest Airlines Co.		7,221,609	—
SunTrust Banks, Inc.		9,485,074	—
Thermo Fisher Scientific Inc.		11,997,050	25,755,736
UnitedHealth Group Incorporated		8,355,606	26,548,288
VanEck Vectors Semiconductor ETF		18,257,195	—
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2009	$1,045,027	87,415	$11.95	$10.10	$.15	$.30	$—	$.45	5.2%
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
June 30, 2019	1,874,690	105,712	17.73	15.45	.13**	.02	—	.15**	—
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 16, 2019. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	83,242,344	7,777,263
Kenneth J. Dale	83,638,860	7,380,747
Frederic A. Escherich	83,642,514	7,377,093
Roger W. Gale	83,470,871	7,548,736
Lauriann C. Kloppenburg	83,753,398	7,266,209
Kathleen T. McGahran	83,509,423	7,510,184
Craig R. Smith	83,309,353	7,710,254
Mark E. Stoeckle	83,730,621	7,288,986
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2019 was approved with 86,996,249 votes for, 2,856,623 votes against, and 1,166,735 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2019 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (prior to 2019) and on Part F of Form N-PORT (beginning in 2019). Both Forms N-Q and N-PORT are available on the Commission’s website: www.sec.gov.. The Fund also posts a link to its filings on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

1/1/19 - 1/31/19	—	—	—	5,908,932
2/1/19 - 2/28/19	85,097	$14.09	85,097	5,823,835
3/1/19 - 3/31/19	109,666	$14.26	109,666	5,714,169
4/1/19 - 4/30/19	53,747	$14.75	53,747	5,660,422
5/1/19 - 5/31/19	160,587	$14.87	160,587	5,499,835
6/1/19 - 6/30/19	85,268	$15.19	85,268	5,414,567

Total	494,365	$14.64	494,365

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares. In December 2018, 5,314,566 additional shares were approved.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to purchase securities: not applicable.

(4)	Change in independent public accountant: not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 29, 2019

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 29, 2019